UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 6, 2019

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 6, 2019, Cabot Microelectronics Corporation (the "Company") will hold its annual meeting of stockholders (“Annual Meeting”) at 8:00 a.m. Central Time.  At the Annual Meeting, the Company intends to provide updated information regarding certain aspects of its business for fiscal year 2019.  Such information will be available at the start of the Annual Meeting and a full transcript of the Annual Meeting will be available after the conclusion of the Annual Meeting. Both documents will be posted in the “Events and Presentations” area of the “Investor Relations” section of the Company’s website, ir.cabotcmp.com. Conference Dial-in information for the Annual Meeting is included in the press release referenced below.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On March 6, 2019, Cabot Microelectronics Corporation (the "Company") issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.42 per share ($1.68 per share on an annualized basis) on the Company's common stock, an increase of five percent over the quarterly dividend paid on or about January 30, 2019. The dividend will be payable on or about April 30, 2019 to shareholders of record at the close of business on March 21, 2019. The declaration and payment of future dividends is subject to the discretion and determination of the Company's Board of Directors and management, based on a variety of factors, and the program may be suspended, terminated or modified at any time for any reason.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated March 6, 2019, entitled “Cabot Microelectronics Corporation Declares an Increased Quarterly Cash Dividend.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: March 6, 2019	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 6, 2019, entitled “Cabot Microelectronics Corporation Declares an Increased Quarterly Cash Dividend.”